UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2024

SPIRE GLOBAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39493	85-1276957
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8000 Towers Crescent Drive Suite 1100
Vienna, Virginia		22182
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (202) 301-5127

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value of $0.0001 per share	SPIR	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As reported below in Item 5.07, on June 4, 2024, the stockholders of Spire Global, Inc. (the “Company”) approved, among other things, an amendment to the Company’s 2021 Equity Incentive Plan (the “2021 Equity Plan”) to increase the number of shares authorized for issuance under the 2021 Equity Plan by an additional 1,000,000 shares. The amendment was included as Proposal No. 3 in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 23, 2024 (the “Proxy Statement”). A copy of the 2021 Equity Plan, as amended to reflect the amendment, is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 4, 2024, the Company held its 2024 annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved, among other things, an amendment to the Company’s Restated Certificate of Incorporation (the “Certificate”) to provide for officer exculpation as permitted by Delaware law.

A copy of the Certificate of Amendment to the Certificate to provide for officer exculpation as permitted by Delaware law (the “Charter Amendment”), as filed with the Secretary of State of the State of Delaware on June 5, 2024, is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference. A copy of the Company’s Certificate, as amended and restated to reflect the Charter Amendment, is attached as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held the Annual Meeting on June 4, 2024, at which the proposals, as described in more detail in the Company’s Proxy Statement, were presented. The voting results for each of the proposals considered at the Annual Meeting are provided below.

1. Election of Directors

The stockholders elected the following nominees as Class III directors to serve on the Company’s board of directors until the Company’s 2027 annual meeting of stockholders and until their successors are duly elected and qualified.

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Theresa Condor	20,372,730	1,434,036	5,183,227
Dirk Hoke	20,463,559	1,343,207	5,183,227

2. Ratification of the Appointment of Independent Registered Public Accounting Firm

The stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

Votes For	Votes Against	Abstentions	Broker Non-Votes
26,899,515	68,356	22,122	—

3. Approval of an Amendment to the Company’s 2021 Equity Incentive Plan

The stockholders approved an amendment to the Company’s 2021 Equity Incentive Plan to increase the number of shares authorized for issuance under the plan by 1,000,000 shares.

Votes For	Votes Against	Abstentions	Broker Non-Votes
18,844,743	2,941,684	20,339	5,183,227

4. Approval of an Amendment to Restated Certificate of Incorporation to Provide for Officer Exculpation

The stockholders approved an amendment to the Company’s Restated Certificate of Incorporation to provide for exculpation of officers as permitted by Delaware law.

Votes For	Votes Against	Abstentions	Broker Non-Votes
21,131,116	649,285	26,365	5,183,227

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibits	Description
3.1	Certificate of Amendment to the Restated Certificate of Incorporation, dated June 5, 2024
3.2	Amended and Restated Certificate of Incorporation, as amended through June 5, 2024
10.1	Spire Global, Inc. 2021 Equity Incentive Plan, as amended effective June 4, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPIRE GLOBAL, INC.

Date:	June 6, 2024	By:	/s/ Peter Platzer
		Name: Title:	Peter Platzer Chief Executive Officer